Investing In Chesapeake

Chesapeake

July 2002

This presentation includes forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Changes in the following important factors, among others, could cause Chesapeake's actual results to differ materially from those expressed in the forward-looking statements: competitive products and pricing; production costs (particularly for raw materials such as folding carton and plastics materials); fluctuations in demand; governmental policies and regulations; interest rates; currency translation movements; and other risks that are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission.

This presentation speaks only as of the date of this presentation and Chesapeake assumes no obligation to update the presentation. Users of the presentation are encouraged to review public disclosure by Chesapeake subsequent to the date of this presentation.

Investment Highlights

- Unique transformation of company
- European leader in paperboard specialty packaging
- Market sector focused on attractive end-user markets
- Pan-European service capabilities
- Operating competencies

Transformation of Company

Strategic Transformation

Chesapeake

Chesapeake - 1997	Chesapeake - 2001
• Commodity packaging / North American focus • Capital intensive and cyclical businesses • Mini-conglomerate - Kraft Paperboard - Forest Products / Timber - Tissue - Corrugated Packaging	• Specialty packaging / European focus • Marketing intensive and stable businesses • Targeted markets - Highly differentiated - Defensible - Attractive growth profile • Sophisticated production and design facilities • Established relationships with global blue-chip customers

Proven Integration Capabilities

- Transformation Timeline



Acquisitions
Divestitures
Joint Ventures
Field Group
Boxmore
First Carton
Lesbats
Berry Print
Lithoprint
SCA Packaging
Mateu Cartonajes
Green Printing
BAT-Bremen
'97
'99
'00
'01
'02
Kraft Paper Mill
Tissue JV
Timberlands
Litho-Laminate JV
Displays
Litho-Laminate JV
Corrugated
Tissue JV

European Leader in Paperboard Specialty Packaging

Chesapeake

New Entrant – November 2001

PrintWeek TOP 500 2001

Rank 2001	Rank 2000	Company Name	Sales (£'000) Current	Sales (£'000) Previous	Change (%)	Operating Profit Margin (%) Current	Operating Profit Margin (%) Previous	Pre-tax Profit (£'000) Current	Pre-tax Profit (£'000) Previous
1	1	Rexam	2,730,000	2,371,000	15.14	7.51	8.06	60,000	187,000
2	NEW	Chesapeake	545,520	553,080	-1.37	n/a	n/a	48,950	42,450
3	2	De La Rue Holdings	524,800	617,100	-14.96	12.50	5.62	70,600	106,400
4	5	St Ives	498,154	473,207	5.27	11.86	14.06	60,459	68,839
5	3	Polestar Corporation (The)	494,000	508,200	-2.79	10.71	10.21	-2,800	-5,200
6	4	Carnaudmetalbox	471,594	490,364	-3.83	3.65	10.06	29,967	53,567
7	7	Clondalkin Group	369,725	361,330	2.32	n/a	n/a	n/a	29,596
8	NEW	Amcor Europe	349,774	290,936	20.22	n/a	n/a	17,850	19,340
9	17	MY Holdings	290,000	113,892	154.63	5.52	12.80	n/a	14,580
10	18	Smurfit UK	244,169	111,252	119.47	-6.50	-4.91	-21,819	-3,556

Leader in European Paperboard Packaging

2001 Sales value of carton production - US$ Millions



Chesapeake
Mayr Melnhof
Akerlund & Rausing
Van Genechten
MeadWestvaco
MY Holdings
Amcor
Algroup
Riverwood
Edelman
0
75
150
225
300
375
450
525

Sales per Paperboard Tonnes

Chesapeake: $3,000/Tonnes

Peer Average: $2,200/Tonnes

Source: Company estimates

Paperboard Packaging

Chesapeake

- European market leader; #1 or #2 in target markets
- Products: folding cartons, leaflets, labels, rigid set-up boxes, vacuum-formed packaging, transparent packaging
- Primary markets:
  - **Pharmaceuticals & Healthcare**
  - **Premium Branded Products: fine spirits, premium confectionery, cosmetics, fragrances**
  - **Tobacco Products**
  - **Food and Household**
  - **Multimedia and Technology**
- 2001 revenues $670 million

Market Sector Focused

Chesapeake

Key Markets



Hi
Growth Rate
Integrated Producers
Lo
Specialty Converters
Pharma/Healthcare
Technology/Multimedia
Beverages
Wet Food
Confectionery
Auto
Fine Spirits
Dry Food
Tobacco
Soap and Detergent
Lo
Degree of Sophistication/Differentiation
Hi

2001 Revenues

Sales by Sector


Specialty Chemical 5%
Land 2%
Other 4%
Pharma-Healthcare 28%
Food & Household 20%
Cosmetics 5%
Multimedia-Technology 3%
Confectionery 10%
Tobacco 14%
Spirits 9%

Sales by Geography


Belgium 5%
Other 6%
Ireland 6%
United Kingdom 59%
Germany 9%
United States 6%
France 9%

$790 Million

Sector Focus - Pharmaceuticals



28%

- Regulations are driving information growth
- Information "package" requires text integrity
- Rigorous control / segregation / certification requirements
- Ongoing shift from bottle to blister pack (patient pack)
- Over-the-counter brand positioning
- Customers include: GlaxoSmithkline, Pharmacia & Upjohn, Boots, American Home Products, Becton Dickinson, Merck, 3M, Schering-Plough and AstraZeneca

Pharma/Healthcare

Sector Focus - Premium Branded



24%

- Brand positioning / differentiation in discerning global markets
- Consistent image / anti-counterfeiting
- Exceptional print / finishing techniques
- Large scale international launches / re-launches / range-extension
- Customers include: Diageo, Dewar, Pernod Ricard, William Grant, Nestlé, Cadbury's, Mars, Lindt and Thorntons

Fine Spirits/Confectionery/Cosmetics

Sector Focus - Tobacco



14%

- Long term relationships
- Shift from soft to hard pack
- Advertising restrictions lead to point of sale differentiation
- Promotional launches in Eastern Europe / Africa / Far East
- Global print supplier rationalization
- Customers include BAT, Gallaher and Altadis

Plastic Packaging

- Products: PET, HDPE plastic bottles, containers and closures
- Primary markets: specialty chemicals, beverages, pharma/healthcare
- Niche market leader in:
  - **barrier containers for invasive fluids**
  - **PET soft drink containers in South Africa**
  - **and HDPE milk bottles in Ireland**
- 2001 revenues: $98 million
- 8 Facilities in Europe, South Africa and Asia
- Principal customers include: Syngenta, Dow, BASF, DuPont, Abbot, Procter & Gamble, Coca-Cola, Pepsi and soft drink bottlers

Pan European
Service Capabilities

Pan European Presence

- Broad geographic paperboard manufacturing network
  - – **41 plants in 7 countries**
- Plants are operated as individual profit center
- Plants dedicated to sectors
- Incentive compensation based on ROIC
- Operating competencies



Europe

Pharma 22 Premium Brand 11 Tobacco 4 Food & Household 4 Total 41

Design

Europe's largest carton design studio



Innovation



Leeds University – Chesapeake Sponsors
22 Undergraduates



Packaging Machinery Development

Brand Positioning

Chesapeake

Visibility in a Composite Tube

"First in the World"



Financial Highlights

Pro Forma* Historical Financial Data

Chesapeake

Continuing Operations

(Dollars in Millions)

	FY ENDED		
	1999	2000	2001
Sales	$ 809	$ 801	$ 790
% Growth Constant Currency	7.6%	9.0%	3.3%
EBITDA**	$ 123	$ 131	$ 121
% Margin	15.2%	16.4%	15.3%
EBIT**	$ 55	$ 68	$ 61
% Margin	6.8%	8.5%	7.7%

*Financial results are presented as if all acquisitions and divestitures which occurred in 1999 and 2000 had been completed January 1, 1999.
**Before restructuring/special items.

Pro Forma* Historical Segment Results

Chesapeake

Continuing Operations

(Dollars in Millions)

	2000	2001
Sales		
Paperboard Packaging	$ 678	$ 671
Plastic Packaging	102	98
Land Development	21	21
Total	$ 801	$ 790
EBITDA**		
Paperboard Packaging	$ 113	$ 111
Plastic Packaging	18	13
Land Development	16	15
Corporate	(16)	(18)
Total	$ 131	$ 121
EBITDA Margin**		
Paperboard Packaging	16.7%	16.5%
Plastic Packaging	18.1%	13.2%
Total	16.4%	15.3%

*Financial results are presented as if all acquisitions and divestitures which occurred in 1999 and 2000 had been completed January 1, 1999.

**Before restructuring/special items.

EBITDA Margin vs. Peer Companies - 2001



25%
20%
15%
10%
5%
0%
EBITDA Margin %
Stora Enso
AptarGroup
Bemis
Westvaco
Chesapeake
Mayr Melnholf
International Paper
Average
Sonoco
Graphic Packaging
Jefferson-Smurfit
Rock-Tenn
Caraustar

Source: CSK

Capital Structure

(Dollars in Millions)

	12/31/00	12/30/01	6/30/02
Net Debt	$651	$470	$476
Deferred Taxes	226	27	34
Shareholders' Equity	349	431	465
Total Capital	$1,226	$928	$975
Net Debt/Capital	53%	51%	49%

Chesapeake Debt Structure

Maturities



300
250
200
150
100
50
0
Millions
2002
2003
2004
2005
2006 & Beyond

Percentage of Debt



Dollars 39%
GBP 56%
Euros 5%

Rates



Variable 7%
Fixed 93%

Operating Strategy 2002

- Further integration of acquisitions
- Improved asset utilization
- Employment cost tailored to sector demand/added value

Acquisition Assimilation

Chesapeake



Value Creation
Overhead Reductions
Facility Rationalization
Optimization of Manufacturing Network
Expand Market Penetration
2001
2002
2003

Key Operational Objectives 2002

- Improve company-wide process efficiency/reduce material movement cost (12 major projects):



- **East Kilbride/Edinburgh**



- **South African Satellites**



- **Bünde**
- **Düren**
- **Bremen relocation**



- **Van Os**



- **Congleton**
- **Nottingham/Bourne**
- **Tewkesbury/Greenford**



- **Lexington, NC**



- **China**

Financial Outlook 2002

Revenues	$780 – 820 million
Depreciation	$45 - 50 million
Cap ex	$55 – 65 million
EBITDA*	$125-135 million
Net Income*	$1.60 - 1.80/share

*Before restructuring charges.

2002 Results

($ in millions)

	3 Months		6 Months	
	6/30/02	6/30/01[2]	6/30/02	6/30/01[2]
Sales	$189	$187	$371	$385
EBIT[1]	14	15	25	29
EBITDA[1]	26	27	48	52
Cap ex	10	10	20	21
EPS[1]	$.14	$.39	$.12	$.60

(1) Before restructuring charges.
(2) EBIT and EPS after effect of FASB142.

Seasonality of Earnings



40
30
20
10
0
$ Millions
25
22
27
26
32
37
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
EBITDA 2001
EBITDA 2002

Investment Highlights

- Unique transformation of company
- European leader in paperboard specialty packaging
- Market sector focused on attractive end user markets
- Pan-European service capabilities
- Operating competencies

Investing In Chesapeake

July 2002

Chesapeake